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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 9, 2004

                               Register.com, Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                  0-29739                 11-3239091
 (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)           File Number)          Identification No.)



         575 Eighth Avenue, 8th Floor                          10018
               New York, New York
   (Address of principal executive offices)                  (Zip Code)



        Registrant's telephone number, including area code (212) 798-9100


          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.   Results of Operations and Financial Condition.

     On November 9, 2004, we issued a press release announcing our financial results for the third quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in Item 2.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 9.01    Financial Statements and Exhibits

(c)    Exhibits.

Exhibit No.          Description
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99.1                 Press Release of Register.com, Inc. dated November 9, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               REGISTER.COM, INC.
                                               (Registrant)

                                               By: /s/ Roni Jacobson
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                                                   Roni Jacobson
                                                   General Counsel and Secretary

Date: November 9, 2004

                                  Exhibit Index
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Exhibit No.          Description
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99.1                 Press Release of Register.com, Inc. dated November 9, 2004.